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                                                                    EXHIBIT 23.1
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                          INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Registration Statement of McKesson Corporation on Form S-8 of our reports dated May 13, 1996 (December 31, 1996 as to Notes 8 and 17), appearing in the Annual Report on Form 10-K/A of McKesson Corporation for the year ended March 31, 1996.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
San Francisco, California
February 14, 1997